INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
11.	INCOME TAXES

	December 31, 2015	9 month period ended December 31, 2014
	$	$
Components of net loss before income taxes consists of the following:
U.S.	(2,372,510)	-
Canada	(3,221,396)	(2,464,747)
	(5,593,906)	(2,464,747)

Reconciliation of the statutory tax rate of 35% (2014 – 26.5%) and income tax benefits at those rates to the effective income tax rates and income tax benefits reported in the statement of operations and comprehensive loss is as follows:

	2015	2014
	$	$
Net loss for the period before recovery of income taxes	(5,593,906)	(2,464,747)

Statutory rate	35%	26.5%
Expected income tax recovery	(1,957,867)	(653,158)
Tax rate changes and other basis adjustments	364,651	(29,109)
Stock-based compensation	587,381	-
Non-deductible expenses	57,625	193,305
Change in valuation allowance	948,210	488,962

Recovery of income taxes	-	-

Deferred tax reflects the tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities and consisted of the following:

	2015	2014
	$	$
Property and equipment	47,495	36,940
Share issue costs	3,877	162,350
SR&ED pool	340,585	7,137
Other	39,947	18,621
Non-capital losses - Canada	1,149,389	812,522
Net operating losses - U.S.	404,487	-
Valuation allowance	(1,985,780)	(1,037,570)

	-	-

The Company has non-capital losses in its Canadian subsidiary of approximately $4,337,319 which will expire between 2031 and 2035. The Company has net operating losses in the U.S. parent Company of $1,155,674 which will expire in 2035.

Income taxes are provided based on the liability method, which results in deferred tax assets and liabilities arising from temporary differences. Temporary differences are differences between the tax basis of assets and liabilities and their reported amounts in the consolidated financial statements that will result in taxable or deductible amounts in future years. The liability method requires the effect of tax rate changes on current and accumulated deferred taxes to be reflected in the period in which the rate change was enacted. The liability method also requires that deferred tax assets be reduced by a valuation allowance unless it is more likely than not that the assets will be realized.

The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the consolidated financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. The Company recognizes interest accrued on uncertain tax positions as well as interest received from favorable tax settlements within interest expense. The Company recognizes penalties accrued on unrecognized tax benefits within general and administrative expenses. As of December 31, 2015 and 2014, the Company had no uncertain tax positions.

In many cases the Company’s uncertain tax positions are related to tax years that remain subject to examination by tax authorities. The following describes the open tax years, by major tax jurisdiction, as of December 31, 2015.

United States - Federal	2013 - present
United States - State	2013 - present
Canada - Federal	2012 - present
Canada - Provincial	2012 - present